SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 29, 2004

                                 Date of Report
                        (Date of earliest event reported)

                       ADVANCIS PHARMACEUTICAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-50414                52-2208264
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(State or Other Jurisdiction of       (Commission              (IRS Employer
         Incorporation)               File Number)           Identification No.)

20425 Seneca Meadows Parkway, Germantown, Maryland                 20876
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     (Address of Principal Executive Offices)                    (ZIP Code)

       Registrant's telephone number, including area code: (301) 944-6600

          (Former Name or Former Address, if Changed Since Last Report)

Item 12. Disclosure of Results of Operations and Financial Condition.

      On July 29, 2004, Advancis Pharmaceutical Corporation issued a press release announcing its financial results for the three months ended June 30, 2004. A copy of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7. Financial Statements and Exhibits.

        (c)   Exhibits

              Exhibit      Description
              -------      -----------
              99.1         Press Release issued July 29, 2004



                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCIS PHARMACEUTICAL CORPORATION

Date: July 29, 2004                    By:  /s/ Steven A. Shallcross
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                                             Steven A. Shallcross
                                             Senior Vice President and Chief
                                             Financial Officer